EXHIBIT 32.1


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-KSB/A of BrainStorm Cell Therapeutics Inc. (formerly Golden Hand Resources Inc.) for the fiscal year ended March 31, 2004, the undersigned hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations.


December 5, 2004                     /s/ Yaffa Beck
                                     -----------------------------------------
                                     Name:  Yaffa Beck
                                     Title: President & CEO (Principal Executive
                                            Officer and Principal Financial
                                            Officer)